SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

June 20, 2018

Date of Report (Date of Earliest Event Reported)

Total System Services, Inc.

  www.tsys.com

(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10254	58-1493818
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One TSYS Way, Columbus, Georgia 31901

(Address of principal executive offices) (Zip Code)

(706) 644-6081

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b-2). Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 20, 2018, the Board of Directors of Total System Services, Inc. (the “Company”), upon the recommendation of the Corporate Governance and Nominating Committee of the Board, approved and adopted the following amendments to the Company’s bylaws effective immediately:

•  Article II, Section 4 and Article II, Section 5 were amended to require that the notice to the Company to be provided by a shareholder of the Company proposing (i) to bring business before an annual meeting of shareholders or (ii) to nominate a person for election to the Board of Directors of the Company must in each case include information and certain representations with respect to any agreement, arrangement or understanding, the effect of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such shareholder with respect to the Company’s common stock.

•  Article III, Section 2 was amended to delete verbiage regarding certain directors serving three year terms that was needed as the Company transitioned away from a classified board but is no longer necessary as all directors are now elected on an annual basis.

•  Article III, Section 10 was amended to delete and revise certain verbiage regarding vacancies in the Board such that Section 10 is consistent with all directors being elected on an annual basis.

•  Article III, Section 15 was deleted in its entirety as the Company no longer has any Emeritus Directors.

•  Article IV, Section 1 was amended to add a specific reference to the General Counsel and Chief Financial Officer as officers of the Company and Article IV, Section 7 was amended to revise the description of the duties of the Treasurer of the Company.

•  Article V, Section 1 was amended to change the reference to Group Executive to that of Senior Vice President and other conforming edits regarding this change were made to other provisions of the bylaws.

The above summary is qualified in its entirety by reference to the bylaws, which are included as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits

	Exhibit No.	Description

	3.1	Bylaws, as amended

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC.

Dated: June 20, 2018	By: /s/ Kathleen Moates Kathleen Moates Senior Deputy General Counsel

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